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                                                                EXHIBIT 10.19

                          CREDIT PARTY PLEDGE AGREEMENT

      THIS CREDIT PARTY PLEDGE AGREEMENT, dated as of October 26, 2001 (this "PLEDGE AGREEMENT") is made by Medical Staffing Network, Inc., a Delaware corporation (the "BORROWER"), Medical Staffing Holdings, LLC, a Delaware limited liability company (the "PARENT"), the Domestic Subsidiaries of the Borrower (together with the Parent, individually a "GUARANTOR" and collectively the "GUARANTORS"; the Guarantors, together with the Borrower, individually a "PLEDGOR" and collectively the "PLEDGORS") and Bank of America, N.A., in its capacity as collateral agent (in such capacity, the "COLLATERAL AGENT") for the lenders from time to time party to the Credit Agreement described below (the "LENDERS").

                                    RECITALS

      WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Guarantors, the Lenders and Bank of America, N.A., in its capacity as administrative agent (the "ADMINISTRATIVE AGENT"), the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

      WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue Letters of Credit under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Collateral Agent for the ratable benefit of the Lenders.

      NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. DEFINITIONS. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement and the following terms which are defined in the Uniform Commercial Code (the "UCC") in effect in the State of New York on the date hereof are used herein as so defined: Control, Entitlement Order, Securities Account, Securities Entitlement, and Securities Intermediary. For purposes of this Pledge Agreement, the term "Lender" shall include any Affiliate of any Lender which has entered into a Hedging Agreement with any Credit Party (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations).

      2. PLEDGE AND GRANT OF SECURITY INTEREST. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Pledgor Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Collateral Agent, for the benefit of the Lenders, and grants to the Collateral Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "PLEDGED COLLATERAL"):

            (a) PLEDGED CAPITAL STOCK. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock owned by such Pledgor of each Domestic Subsidiary set forth on SCHEDULE 2(a) attached hereto and (ii) 65% (or such greater percentage that, due to a change in an applicable Requirement of Law after the date hereof, (i) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent and (ii) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding shares of each class of Capital Stock or other ownership interests entitled to vote (within the meaning of Treas. Reg.

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      Section 1.956-2(c)(2)) ("Voting Equity") and 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Non-Voting Equity") owned by such Pledgor of each Foreign Subsidiary set forth on SCHEDULE 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such Capital Stock and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Capital Stock described in Sections 2(b) and 2(c) below, the "PLEDGED CAPITAL STOCK"), including, but not limited to, the following:

                  (A) all shares, securities, membership interests or other
            equity interests representing a dividend on any of the Pledged Capital Stock, or representing a distribution or return of capital upon or in respect of the Pledged Capital Stock, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Capital Stock; provided, however, such Pledgor shall not be required to deliver more than 65% of the Voting Equity of any Person that is a Foreign Subsidiary of such Pledgor; and

                  (B) without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Capital Stock and in which such issuer is not the surviving entity, the Capital Stock (in the applicable percentage specified in Section 2(a) above) of the successor entity formed by or resulting from such consolidation or merger.

            (b) ADDITIONAL SHARES. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock of any Person which hereafter becomes a Domestic Subsidiary and (ii) 65% (or such greater percentage that, due to a change in an applicable Requirement of Law after the date hereof, (i) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent and (ii) could not reasonably be expected to cause any material adverse tax consequences) of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity owned by such Pledgor of any Person which hereafter becomes a first-tier Foreign Subsidiary, in each case together with the certificates (or other agreements or instruments), if any, representing such Capital Stock.

            (c) PROCEEDS. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

      Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that each Pledgor may from time to time hereafter deliver additional shares of Capital Stock to the Collateral Agent as collateral security for the Pledgor Obligations. Upon delivery to the Collateral Agent, such additional Capital Stock shall be deemed to be part of the Pledged Collateral and shall be subject to the terms of this Pledge Agreement whether or not SCHEDULE 2(a) is amended to refer to such additional Capital Stock.

      3. SECURITY FOR PLEDGOR OBLIGATIONS. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the "PLEDGOR OBLIGATIONS"):


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            (a) In the case of the Borrower, the prompt performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes, this Pledge Agreement and the other Credit Documents to which the Borrower is a party;

            (b) Subject to clause (c) of SECTION 26 hereof, in the case of the Guarantors, the prompt performance and observance by each Guarantor of all obligations of such Guarantor under the Credit Agreement, this Pledge Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, its guaranty obligations arising under SECTION 4 of the Credit Agreement; and

            (c) All other indebtedness, liabilities, obligations and expenses of any kind or nature owing from any Credit Party to any Lender, the Administrative Agent or the Collateral Agent in connection with (i) this Pledge Agreement or any other Credit Document, whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, together with any and all modifications, extensions, renewals and/or substitutions of any of the foregoing, (ii) collecting and enforcing the Credit Party Obligations and (iii) if and to the extent agreed to by such Credit Party in the documentation evidencing the same, all liabilities and obligations owing from such Credit Party to any Lender or any Affiliate of any Lender arising under any Hedging Agreements relating to the Loans.

      4. DELIVERY OF THE PLEDGED COLLATERAL; PERFECTION OF SECURITY INTEREST. Each Pledgor hereby agrees that:

            (a) DELIVERY OF CERTIFICATES. Each Pledgor shall deliver to the Collateral Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Capital Stock of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Collateral Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Collateral Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in EXHIBIT 4(A) attached hereto.

            (b) ADDITIONAL SECURITIES. If such Pledgor shall receive by virtue of its being, becoming or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or membership or equity interests, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then, subject to the percentage limitations set forth in Section 2(a) above, such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Collateral Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in EXHIBIT 4(a), to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.


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            (c) FINANCING STATEMENTS. Each Pledgor shall execute and deliver to the Collateral Agent such UCC or other applicable financing statements as may be reasonably requested by the Collateral Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

            (d) PROVISIONS RELATING TO SECURITIES ENTITLEMENTS AND SECURITIES ACCOUNTS. With respect to any Pledged Collateral consisting of a Securities Entitlement or held in a Securities Account, (a) the applicable Pledgor shall (i) promptly give written notice to the Collateral Agent thereof and (ii) upon request of the Collateral Agent, the applicable Pledgor and the applicable Securities Intermediary shall, within thirty
      (30) days after such request, enter into an agreement with the Collateral Agent granting Control to the Collateral Agent over such Pledged Collateral, such agreement to be in form and substance satisfactory to the Collateral Agent and (b) the Collateral Agent shall be entitled, upon the occurrence and during the continuance of a Default or an Event of Default, to notify the applicable Securities Intermediary that it should follow the Entitlement Orders of the Collateral Agent and no longer follow the Entitlement Orders of the applicable Pledgor. Upon receipt by a Pledgor of notice from a Securities Intermediary of its intent to terminate the Securities Account of such Pledgor held by such Securities Intermediary, prior to the termination of such Securities Account the Pledged Collateral in such Securities Account shall be (i) transferred to a new Securities Account which is subject to a control agreement as provided above or (ii) transferred to an account held by the Collateral Agent (in which it will be held until a new Securities Account is established).

      5. REPRESENTATIONS AND WARRANTIES. Each Pledgor hereby represents and warrants to the Collateral Agent, for the benefit of the Lenders, that so long as any of the Pledgor Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) is in effect, and until all of the Commitments shall have been terminated:

            (a) AUTHORIZATION OF PLEDGED CAPITAL STOCK. The Pledged Capital Stock is duly authorized and validly issued, is fully paid and, with respect any Pledged Capital Stock consisting of stock of a corporation, nonassessable and is not subject to the preemptive rights of any Person. All other shares of Capital Stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and, with respect any Pledged Capital Stock consisting of stock of a corporation, nonassessable and not subject to the preemptive rights of any Person.

            (b) TITLE. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-102 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") with respect to the Pledged Capital Stock of such Pledgor.

            (c) EXERCISING OF RIGHTS. The exercise by the Collateral Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

            (d) PLEDGOR'S AUTHORITY. No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Capital Stock is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Collateral Agent or the


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      Lenders of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

            (e) SECURITY INTEREST/PRIORITY. This Pledge Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Lenders, in the Pledged Collateral. The taking possession by the Collateral Agent of the certificates, if any, representing the Pledged Capital Stock and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Collateral Agent's security interest in all certificated Pledged Capital Stock and such certificates and instruments and, upon the filing of UCC financing statements in the appropriate filing office in the location of each Pledgor's state of formation, the Collateral Agent shall have a first priority perfected security interest in all uncertificated Pledged Capital Stock consisting of partnership or limited liability company interests that do not constitute a security pursuant to Section 8-103(c) of the UCC. With respect to any Pledged Collateral consisting of a Securities Entitlement or held in a Securities Account, upon execution and delivery by the applicable Pledgor, the applicable Securities Intermediary and the Collateral Agent of an agreement granting Control to the Collateral Agent over such Pledged Collateral, the Collateral Agent shall have a first priority perfected security interest in such Pledged Collateral. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

            (f) NO OTHER CAPITAL STOCK. No Pledgor owns any Capital Stock other than as set forth on SCHEDULE 2(a) attached hereto.

            (g) PARTNERSHIP AND LIMITED LIABILITY COMPANY INTERESTS. Except as previously disclosed to the Collateral Agent, none of the Pledged Capital Stock consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market,
      (ii) by its terms expressly provides that it is a security governed by
      Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a "security" or a "financial asset" as such terms are defined in Article 8 of the UCC.

      6. COVENANTS. Each Pledgor hereby covenants, that so long as any of the Pledgor Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) is in effect, and until all of the Commitments shall have been terminated, such Pledgor shall:

            (a) BOOKS AND RECORDS. Mark its books and records (and shall cause the issuer of the Pledged Capital Stock of such Pledgor to mark its books and records) to reflect the security interest granted to the Collateral Agent, for the benefit of the Lenders, pursuant to this Pledge Agreement.

            (b) DEFENSE OF TITLE. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

            (c) FURTHER ASSURANCES. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Collateral Agent may reasonably request in order to (i) perfect and protect the security interest


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      created hereby in the Pledged Collateral of such Pledgor (including, without limitation, the execution and filing of UCC financing statements and any and all action necessary to satisfy the Collateral Agent that the Collateral Agent has obtained a first priority perfected security interest in all Pledged Capital Stock); (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Collateral Agent, delivering to the Collateral Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

            (d) AMENDMENTS. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

            (e) COMPLIANCE WITH SECURITIES LAWS. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

            (f) ISSUANCE OR ACQUISITION OF CAPITAL STOCK. Not, without providing 30 days prior written notice to the Collateral Agent and without executing and delivering, or causing to be executed and delivered, to the Collateral Agent such agreements, documents and instruments as the Collateral Agent may require, issue or acquire any Capital Stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a "security" or a "financial asset" as such terms are defined in Article 8 of the UCC.

      7. PERFORMANCE OF OBLIGATIONS AND ADVANCES BY COLLATERAL AGENT OR LENDERS. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Collateral Agent or any of the Lenders may, at its sole option and in its reasonable discretion, perform or cause to be performed the same and in so doing may expend such sums as the Collateral Agent or such Lender may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent or such Lender may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at the default rate specified in SECTION 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Collateral Agent or the Lenders on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the other Credit Documents or any Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations). The Collateral Agent or any Lender may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.


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      8.    EVENTS OF DEFAULT. The occurrence of an event which under the Credit
Agreement would constitute an Event of Default shall be an event of default hereunder (an "EVENT OF DEFAULT").

      9.    REMEDIES.

            (a) GENERAL REMEDIES. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent and the Lenders shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Credit Documents, in any Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

            (b) SALE OF PLEDGED COLLATERAL. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Collateral Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed postage prepaid to such Pledgor in accordance with the notice provisions of SECTION 11.1 of the Credit Agreement at least 10 days before the time of such sale. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (c) PRIVATE SALE. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been
      (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Collateral Agent may, in such event, bid for the purchase of such Pledged Collateral.


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            (d) RETENTION OF PLEDGED COLLATERAL. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Collateral Agent may, after providing the notices required by Section 9-505(2) of the UCC (or any successor sections of the UCC) or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Pledgor Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Pledgor Obligations for any reason.

            (e) DEFICIENCY. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in SECTION 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans and together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

      10.   RIGHTS OF THE COLLATERAL AGENT.

            (a) POWER OF ATTORNEY. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Collateral Agent, on behalf of the Lenders, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

                        (i) to demand, collect, settle, compromise, adjust and
            give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Collateral Agent may reasonably determine;

                        (ii) to commence and prosecute any actions at any court
            for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

                        (iii) to defend, settle, adjust or compromise any
            action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

                        (iv) to pay or discharge taxes, liens, security
            interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

                        (v) to direct any parties liable for any payment under
            any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

                        (vi) to receive payment of and receipt for any and all
            monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;


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

                        (vii) to sign and endorse any drafts, assignments,
            proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

                        (viii) to execute and deliver all assignments,
            conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein;

                        (ix) to exchange any of the Pledged Collateral of such
            Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may determine;

                        (x) to vote for a shareholder or member resolution, or
            to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Capital Stock of such Pledgor into the name of the Collateral Agent or one or more of the Lenders or into the name of any transferee to whom the Pledged Capital Stock of such Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

                        (xi) to do and perform all such other acts and things as
            the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

      This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Pledgor Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or any Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) is in effect and (ii) until all of the Commitments shall have been terminated. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Pledge Agreement and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

            (b) ASSIGNMENT BY THE COLLATERAL AGENT. The Collateral Agent may from time to time assign the Pledgor Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Pledge Agreement in relation thereto.

            (c) THE COLLATERAL AGENT'S DUTY OF CARE. Other than the exercise of reasonable care to ensure the safe custody of the Pledged Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that each of the Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Collateral Agent shall be relieved of all responsibility for such Pledged Collateral upon surrendering it or tendering the surrender of it to such Pledgor. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

            (d)   VOTING RIGHTS IN RESPECT OF THE PLEDGED COLLATERAL.

                        (i) So long as no Event of Default shall have occurred
            and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and

                        (ii) Upon the occurrence and during the continuance of
            an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon become vested in the Collateral Agent which shall then have the sole right to exercise such voting and other consensual rights.

            (f) DIVIDEND AND DISTRIBUTION RIGHTS IN RESPECT OF THE PLEDGED COLLATERAL.

                        (i) So long as no Event of Default shall have occurred
            and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove), distributions or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

                        (ii) Upon the occurrence and during the continuance of
            an Event of Default:

                        (A) all rights of a Pledgor to receive the dividends,
                  distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to subsection (i) of this Section shall cease and all such rights shall thereupon be vested in the Collateral Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

                        (B) all dividends, distributions and interest payments
                  which are received by a Pledgor contrary to the provisions of subsection (A) of this Section shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

            (g) RELEASE OF PLEDGED COLLATERAL. The Collateral Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

      11. RIGHTS OF REQUIRED LENDERS. All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the Required Lenders.

      12. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Pledgor Obligations and any proceeds of any Pledged Collateral, when received by the Collateral Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Pledgor Obligations in the order set forth in
SECTION 9.3 of the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

      13. COSTS AND EXPENSES. At all times hereafter, the Pledgors agree to promptly pay upon demand any and all reasonable costs and expenses of the Collateral Agent or the Lenders, (a) as required under SECTION 11.5 of the Credit Agreement and (b) as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral. All of the foregoing costs and expenses shall constitute Pledgor Obligations hereunder.

      14.   CONTINUING AGREEMENT.

            (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Pledgor Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) is in effect, and until all of the Commitments thereunder shall have terminated. Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Collateral Agent and the Lenders shall, upon the request and at the expense of the Pledgors, (i) return all certificates representing the Pledged Capital Stock, all other certificates and instruments constituting Pledged Collateral and all instruments of transfer or assignment which have been delivered to the Collateral Agent pursuant to this Pledge Agreement and (ii) forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

            (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

      15. AMENDMENTS; WAIVERS; MODIFICATIONS. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in SECTION 11.6 of the Credit Agreement.

      16. SUCCESSORS IN INTEREST. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Lenders hereunder, to the benefit of the Collateral Agent and the Lenders and their successors and permitted assigns; PROVIDED, HOWEVER, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Collateral Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent, or such Lender, or its officers, employees or agents.

      17. NOTICES. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with SECTION 11.1 of the Credit Agreement.

      18. COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

      19. HEADINGS. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Pledge Agreement.

      20.   GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.

            (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the courts of the State of New York, or of the United States for the Southern District of New York, and, by execution and delivery of this Pledge Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to
      SECTION 11.1 of the Credit Agreement, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Pledgor in any other jurisdiction.

            (b) Each Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

      21. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      22. SEVERABILITY. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

      23. ENTIRETY. This Pledge Agreement, the other Credit Documents and the Hedging Agreements between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, such Hedging Agreements or the transactions contemplated herein and therein.

      24. SURVIVAL. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the other Credit Documents and the Hedging Agreements between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations), the delivery of the Notes, the making of the Loans and the issuance of the Letters of Credit.

      25. OTHER SECURITY. To the extent that any of the Pledgor Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's and the Lenders' rights or the Pledgor Obligations under this Pledge Agreement, under any other of the Credit Documents or under any Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations).

      26.   JOINT AND SEVERAL OBLIGATIONS OF PLEDGORS.

            (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

            (b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Pledgor Obligations arising under this Pledge Agreement, the other Credit Documents and the Hedging Agreements between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations), it being the intention of the parties hereto that all the Pledgor Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

            (c) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, or in any Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations), the obligations of each Pledgor hereunder shall be limited to an aggregate amount equal to the largest amount that would render such obligations subject to avoidance under SECTION 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

                  [remainder of page intentionally left blank]

      Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:                           MEDICAL STAFFING NETWORK, INC.,
                                    a Delaware corporation

                                    By:     /s/ Scott Hilinski
                                       ---------------------------------------
                                    Title:  Scott Hilinski
                                          ------------------------------------
                                    Name:   Director
                                         -------------------------------------


                                    MEDICAL STAFFING HOLDINGS, LLC,
                                    a Delaware limited liability company


                                    By:     /s/ Scott Hilinski
                                       ---------------------------------------
                                    Name:   Scott Hilinski
                                         -------------------------------------
                                    Title:  Director
                                          ------------------------------------


      Accepted and agreed as of the date first above written.

                                    BANK OF AMERICA, N.A., as Collateral Agent


                                    By:     /s/ James Ford
                                       ---------------------------------------
                                    Name:   James Ford
                                         -------------------------------------
                                    Title:  Managing Director
                                          ------------------------------------